UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.                )

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Seagate Technology Holdings public limited company

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Notice of Annual General Meeting of Shareholders and Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 20, 2021. Your Vote Counts! SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY 2021 Annual General Meeting Vote by October 19, 2021 6:59 PM ET (11:59 PM Irish Standard Time) SEAGATE TECHNOLOGY HOLDINGS PLC 38/39 FITZWILLIAM SQUARE DUBLIN 2, D02 NX53, IRELAND D59420-P59590 YOU ARE RECEIVING THIS COMMUNICATION BECAUSE YOU HELD SHARES IN SEAGATE TECHNOLOGY HOLDINGS PLC AS OF CLOSE OF BUSINESS ON AUGUST 25, 2021. You have the right to vote on proposals being presented at the Annual General Meeting. This is not a ballot or proxy card. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Get informed before you vote View the Notice, Proxy Statement, Form 10-K and Irish Statutory Financial Statements online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 6, 2021 to facilitate timely delivery. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor or broker. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Person or Virtually at the Meeting* October 20, 2021 5:00 p.m. Irish Standard Time InterContinental Hotel Simmonscourt Road Dublin 4, Ireland Smartphone users Point your camera here and vote without entering a control number Shareholders may also join the meeting virtually via the Internet; please visit www.virtualshareholdermeeting.com/STX2021. *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Mark W. Adams For 1b. Shankar Arumugavelu For 1c. Pratik (“Prat”) Bhatt For 1d. Judy Bruner For 1e. Michael R. Cannon For 1f. Jay L. Geldmacher For 1g. Dylan Haggart For 1h. William D. Mosley For 1i. Stephanie Tilenius For 1j. Edward J. Zander For 2. Approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (Say-on-Pay). For 3. Ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending July 1, 2022, and authorize, in a binding vote, the Audit and Finance Committee of the Company’s Board of Directors to set the auditors’ remuneration. For For 4. Approve the Seagate Technology Holdings plc 2022 Equity Incentive Plan. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting and any adjournment or postponement of the meeting. You may appoint a proxy or proxies to attend, speak and vote on your behalf at the Annual General Meeting. A proxy need not be a shareholder. If you wish to appoint a person other than the individuals specified on the proxy card, please contact the Company Secretary at the Company’s registered office or deliver to the Company Secretary a proxy card in the form set out in section 184 of the Irish Companies Act 2014. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D59421-P59590